SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2011

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Equity Incentive Compensation Plan

On January 3, 2012, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the 2012 Equity Incentive Compensation Plan for officer-level employees and awarded performance units under the plan.  A summary of the plan is set forth as Exhibit 10.1.

2014 Equity Incentive Compensation Plan

On January 3, 2012, the Compensation Committee also approved the 2014 Equity Incentive Compensation Plan, which grants certain equity-based incentives to officer-level employees.  Awards under the 2014 Equity Incentive Compensation Plan will vest if certain target levels of “total shareholder return” are met over a three-year period.  A summary of the plan is set forth as Exhibit 10.2.

Cash Incentive Compensation

On January 3, 2012, the Compensation Committee approved the 2012 Cash Incentive Compensation Plan for Executive Officers and established performance criteria under the plan.  Under the plan, incentive compensation will be based upon achievement of individual performance objectives and attainment of targeted goals for adjusted earnings per share, as derived from targeted return on capital employed between 5% and 14%.  A summary of the plan is set forth as Exhibit 10.3.

Compensation for Board Chair and Transitional Services

As of January 1, 2012, the Company began compensating Thomas J. Howatt as a director under the Company’s Director Compensation Policy.  In addition, on January 1, 2012, the Company began paying Mr. Howatt a monthly retainer in the amount of $10,000 for his services in transitioning from his role as the Company’s President and Chief Executive Officer to his role as the Company’s Chairman of the Board.  Mr. Howatt will assume the role of Chairman of the Board following the Company’s Board of Directors meeting held on February 15, 2012.  As Chairman of the Board, Mr. Howatt will continue to receive a monthly retainer for his service in the amount of $10,000.

Section 8 – Other Events

Item 8.01.

Other Events

Executive Compensation

Base Salaries

Effective December 15, 2011 (January 1, 2012 for the CEO), annual salary levels for the Company’s CEO, chief financial officer, and other executive officers with segment operating responsibility, which were approved by the Compensation Committee, are as follows:

Henry C. Newell,	$650,000
President and CEO

Scott P. Doescher,	$410,000
Executive Vice President–Finance,
Secretary and Treasurer

Michael R. Wildenberg,	$374,000
Senior Vice President, Tissue

Michael W. Nelson,	$332,000
Senior Vice President, Paper

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

10.1

2012 Equity Incentive Compensation Plan

10.2

2014 Equity Incentive Compensation Plan

10.3

2012 Cash Incentive Compensation Plan for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 9, 2012

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 15, 2011

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

10.1

2012 Equity Incentive Compensation Plan

10.2

2014 Equity Incentive Compensation Plan

10.3

2012 Cash Incentive Compensation Plan for Executive Officers

4